Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) November 27, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on November 15,2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on November 15, 2002 on the Series 1999-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: November 27, 2002




I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                                $180,036,224.65
     (B)   Initial Certificates Principal Balance                                                        $175,534,000.00
           (i)  Initial Class A-1    Certificate Principal Balance           $ 35,000,000.00
                                     Certificate Amount Percentage                                              19.44%
                                     Certificate Pass-through Rate                                               5.83%
           (ii) Initial Class A-2    Certificate Principal Balance           $ 31,000,000.00
                                     Certificate Amount Percentage                                              17.22%
                                     Certificate Pass-through Rate                                               5.80%
           (iii)Initial Class A-3    Certificate Principal Balance           $ 22,000,000.00
                                     Certificate Amount Percentage                                              12.22%
                                     Certificate Pass-through Rate                                               5.98%
           (iv) Initial Class A-4    Certificate Principal Balance           $ 34,000,000.00
                                     Certificate Amount Percentage                                              18.89%
                                     Certificate Pass-through Rate                                               6.48%
           (v)  Initial Class A-5    Certificate Principal Balance           $ 14,375,000.00
                                     Certificate Amount Percentage                                               7.98%
                                     Certificate Pass-through Rate                                               6.70%
           (vi) Initial Class M-1    Certificate Principal Balance           $ 13,503,000.00
                                     Certificate Amount Percentage                                               7.50%
                                     Certificate Pass-through Rate                                               6.79%
           (vii)Initial Class M-2    Certificate Principal Balance            $ 9,002,000.00
                                     Certificate Amount Percentage                                               5.00%
                                     Certificate Pass-through Rate                                               7.67%
           (viiiInitial Class B-1    Certificate Principal Balance            $ 8,552,000.00
                                     Certificate Amount Percentage                                               4.75%
                                     Certificate Pass-through Rate                                               8.50%
           (ix) Initial Class B-2    Certificate Principal Balance            $ 8,102,000.00
                                     Certificate Amount Percentage                                               4.50%
                                     Certificate Pass-through Rate                                               8.50%

     (C)   Initial Weighted Average Coupon (WAC)                                                                 9.96%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                    316.00 months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                    315.00 months
     (F)   Initial Number of Receivables                                                                         4,678
     (G)   Servicing Fee Rate                                                                                    1.00%
     (H)   Credit Enhancement
           (i)  Reserve Fund Initial Deposit Percentage                                                          0.00%
           (ii) Reserve Fund Target %                                                                            0.00%
           (iii)Target Overcollateralization Percentage Prior to Crossover Date                                  4.75%
           (iv) Target Overcollateralization Percentage After Crossover Date                                     8.31%
           (v)  Target Overcollateralization Floor                                                               1.25%
           (vi) Target Credit Enhancement % Prior to Crossover Date                                              4.75%
           (vii)Target Credit Enhancement % After Crossover Date                                                 8.31%
           (viiiTarget Credit Enhancement Floor                                                                  1.25%
           (ix) Target Credit Enhancement Amount                                                        $ 8,551,720.67
     (I)   Crossover Date Tests
                Earliest Crossover Date                                                                       Feb-2004
                Percent of Initial Suboridnation Percentage                                                    190.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                  0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                            $ 117,834,816.79
     (B)   Beginning Pool Factor                                                                            65.450615%
     (C)   Ending Pool Schedule Balance                                                               $ 116,228,238.77
     (D)   Ending Pool Factor                                                                               64.558252%
     (E)   Ending Total Certificate Balance (after Current Distributions)                             $ 116,228,238.77
     (F)   Current Overcollateralization Amount (after Current Distributions)                                     0.00
     (G)   Weighted Average Coupon (WAC)                                                                         9.80%
     (H)   Weighted Average Remaining Maturity (WAM)                                                            277.61 months
     (I)   Ending Number of Receivables                                                                          3,101


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)  Scheduled Interest Collections durring Current Period                                       834,302.80
           (ii) Paid Ahead Interest Collections applied to Current Period                                    17,183.16
           (iii)Net Servicer Advance                                                                        (34,456.51)
           (iv) Liquidation Proceeds Attributable to Interest                                                42,722.30
           (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                   0.00
           (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                              0.00
           (vii)Recoveries on Previously Liquidated Contracts                                                   588.00
                                                                                                         --------------
           (viiiTotal Interest Amount Available for Distribution                                            860,339.75

     (B)   Principal

           (i)  Scheduled Principal Collections                                                             161,108.38
           (ii) Full and Partial Principal Prepayments                                                      164,806.44
           (iii)Paid Ahead Principal Collections Applied to Current Period                                       50.44
           (iv) Net Servicer Advance                                                                          2,722.45
           (v)  Liquidation Proceeds Attributable to Principal                                              225,284.10
           (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                      0.00
           (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                 0.00
           (viiiOther Principal Amounts                                                                           0.00
                                                                                                         --------------
           (ix) Total Principal Amount Available for Distribution                                           553,971.81


IV.  DISTRIBUTION CALCULATIONS

     (A)        Total Interest Available for Distribution                                                   860,339.75
     (B)        Total Principal Available for Distribution                                                  553,971.81
     (C)        Reserve Fund Draw Amount Required                                                                 0.00
     (D)        Draw on Letter of Credit for Interest Distribution                                                0.00
                Less:
                Monthly Servicing Fee                                                                        98,195.68
                Reimbursement to Servicer for Liquidation Expense                                            51,638.93
                Late Payment Fees, Extension Fees and Other Permitted Fees                                        0.00
                Other Permitted Withdrawals from Certificate Account                                              0.00
                                                                                                         --------------
                Available Distribution Amount                                                             1,264,476.95

                Interest Accrual Period                                                                             30 days

                Total Interest Amount Due                                                                   660,885.87
                Total Interest Distribution Amount                                                          660,885.87

                Amount Available for Principal Distribution Amount                                          603,591.08
                Principal Distribution Calculation:
                Total Principal Amount Available for Distribution                                           553,971.81
                Principal Loss on Liquidated Assets                                                       1,052,606.21
                                                                                                         --------------
                  Principal Distribution Due                                                              1,606,578.02
                Overcollaterallization Writedown Amount                                                           0.00
                Overcollaterallization Reduction Amount                                                           0.00
                Accelerated Principal Distribution Amount for Current Period                                      0.00
                                                                                                         --------------
                Total Principal Amount to be Distributed                                                  1,606,578.02

                Draw on Letter of Credit for Principal Distribution                                       1,002,986.94
                Draw on LC for Previously Unreimbursed Advances                                                   0.00
                Excess Interest                                                                             101,258.20
                Reserve Account Deposit                                                                           0.00
                Reserve Account Release                                                                           0.00
                Class X Distribution Amount                                                                       0.00
                Class R Distribution Amount                                                                       0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)       Beginning Advance                                                                    3,533,631.91
           (ii)      Monthly Servicer Advance (Reimbursement)                                               (34,456.51)
           (iii)     Reimbursement of Previously Unrecovered Advances                                             0.00
                                                                                                         --------------
           (iiii)    Ending Advance Balance                                                               3,499,175.40

     (B)   Principal
           (i)       Beginning Advance                                                                      430,191.40
           (ii)      Monthly Servicer Advance (Reimbursement)                                                 2,722.45
           (iii)     Reimbursement of Previously Unrecovered Advances                                             0.00
                                                                                                         --------------
           (iiii)    Ending Advance Balance                                                                 432,913.85

     (C)   Total Servicer Advance
           (i)       Beginning Advance                                                                    3,963,823.31
           (ii)      Monthly Servicer Advance (Reimbursement)                                               (31,734.06)
           (iii)     Reimbursement of Previously Unrecovered Advances                                             0.00
                                                                                                         --------------
           (iiii)    Ending Advance Balance                                                               3,932,089.25


VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)  Target Overcollaterallization Amount                                                      8,551,720.67
           (ii) Beginning Balance                                                                                 0.00
           (iii)Write Down for Certificate Distributions                                                          0.00
           (iv) Overcollaterallization Addition Amount                                                            0.00
           (v)  Overcollaterallization Reduction Amount                                                           0.00
                                                                                                         --------------
           (vi) Ending Balance                                                                                    0.00

     (B)   Reserve Fund (if applicable)

           (i)  Required Reserve Fund Balance                                                                     0.00
           (ii) Beginning Reserve Fund Balance                                                                    0.00
           (iii)Draws for Certificate Distributions                                                               0.00
           (iv) Excess Interest Deposited                                                                         0.00
           (v)  Reserve Fund Release                                                                              0.00
                                                                                                         --------------
           (vi) Ending Reserve Fund Balance                                                                       0.00

     (C)   Letter of Credit (if applicable)
           (i)  Beginning LC Balance                                                                      9,525,714.25
           (ii) Draw on LC for Interest Distribution                                                              0.00
           (iii)Draw on LC for Principal Distribution                                                     1,002,986.94
                                                                                                         --------------
           (iv) Ending Balance                                                                            8,522,727.31


VII. CERTIFICATE DISTRIBUTIONS

     (A)   Senior Certificates - Interest

           (i)  Class A-1
                                     Pass-Through Rate                                                           5.83%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                                      $ -
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                                 $ -
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                       $ -

           (ii) Class A-2
                                     Pass-Through Rate                                                           5.80%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 84,384.89
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 84,384.89
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 2.72

           (iii)Class A-3
                                     Pass-Through Rate                                                           5.98%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 95,342.93
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 95,342.93
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 4.33

           (iv) Class A-4
                                     Pass-Through Rate                                                           6.48%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                             $ 159,545.04
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                        $ 159,545.04
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 4.69

           (v)  Class A-5
                                     Pass-Through Rate                                                           6.70%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 69,798.69
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 69,798.69
                                     Ending Carryover Balance                                                      $ -
                                     Interest Paid Per $1000                                                    $ 4.86

     (B)   Subordinate Certificates - Interest

           (i)  Class M1
                                     Pass-Through Rate                                                           6.79%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 76,348.21
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 76,348.21
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 5.65

           (ii) Class M2
                                     Pass-Through Rate                                                           7.67%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 57,500.28
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 57,500.28
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 6.39



           (iii)Class B1
                                     Pass-Through Rate                                                           8.50%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 60,576.67
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 60,576.67
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 7.08


           (iv) Class B2
                                     Pass-Through Rate                                                           8.50%
                                     Beginning Carryover Interest                                                  $ -
                                     Current Interest Accrual                                              $ 57,389.17
                                     Current Carryover Interest Accrual                                            $ -
                                     Interest Paid                                                         $ 57,389.17
                                     Ending Carryover Balance                                                      $ -
                                     Beginning Carryover Writedown Interest                                        $ -
                                     Current Writedown Interest                                                    $ -
                                     Current Carryover Writedown Interest Accrual                                  $ -
                                     Writedown interest Paid                                                       $ -
                                     Ending Carryover Writedown Interest                                           $ -
                                     Interest Paid Per $1000                                                    $ 7.08

     (C)   Senior Certificates - Principal

           (i)  Class A-1
                                     Initial Certificate Balance                                         35,000,000.00
                                     Initial Certificate Percentage                                             19.44%
                                     Beginning Certificate Balance                                                0.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                                   0.00
                                     Ending Pool Factor                                                          0.00%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00

           (ii) Class A-2
                                     Initial Certificate Balance                                         31,000,000.00
                                     Initial Certificate Percentage                                             17.22%
                                     Beginning Certificate Balance                                       17,474,006.28
                                     Current Principal Due                                                1,606,578.02
                                     Current Principal Paid                                               1,606,578.02
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                          15,867,428.26
                                     Ending Pool Factor                                                         13.65%
                                     Principal Paid per $1000                                                    51.83
                                     Total Class Distribution                                             1,606,578.02
           (iii)Class A-3

                                     Initial Certificate Balance                                         22,000,000.00
                                     Initial Certificate Percentage                                             12.22%
                                     Beginning Certificate Balance                                       19,132,359.95
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                          19,132,359.95
                                     Ending Pool Factor                                                         16.46%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00
           (iv) Class A-4

                                     Initial Certificate Balance                                         34,000,000.00
                                     Initial Certificate Percentage                                             18.89%
                                     Beginning Certificate Balance                                       29,568,192.65
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                          29,568,192.65
                                     Ending Pool Factor                                                         25.44%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00
           (vi) Class A-5

                                     Initial Certificate Balance                                         14,375,000.00
                                     Initial Certificate Percentage                                              7.98%
                                     Beginning Certificate Balance                                       12,501,257.91
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Accelerated Principal Distribution                                           0.00
                                     Ending Certificate Balance                                          12,501,257.91
                                     Ending Pool Factor                                                         10.76%
                                     Principal Paid per $1000                                                     0.00
                                     Total Class Distribution                                                     0.00

     (D)   Subordinate Certificates - Principal


           (i)  Class M1
                                     Initial Certificate Balance                                         13,503,000.00
                                     Initial Certificate Percentage                                              7.50%
                                     Beginning Certificate Balance                                       13,503,000.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                    13,503,000.00
                                     Ending Pool Factor                                                         11.62%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                    13,503,000.00
                                     Total Class Distribution                                                     0.00


           (iii)Class M2
                                     Initial Certificate Balance                                          9,002,000.00
                                     Initial Certificate Percentage                                              5.00%
                                     Beginning Certificate Balance                                        9,002,000.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                     9,002,000.00
                                     Ending Pool Factor                                                          7.75%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                     9,002,000.00
                                     Total Class Distribution                                                     0.00

           (iv) Class B1
                                     Initial Certificate Balance                                          8,552,000.00
                                     Initial Certificate Percentage                                              4.75%
                                     Beginning Certificate Balance                                        8,552,000.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                     8,552,000.00
                                     Ending Pool Factor                                                          7.36%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                     8,552,000.00
                                     Total Class Distribution                                                     0.00

           (iv) Class B2
                                     Initial Certificate Balance                                          8,102,000.00
                                     Initial Certificate Percentage                                              4.50%
                                     Beginning Certificate Balance                                        8,102,000.00
                                     Current Principal Due                                                        0.00
                                     Current Principal Paid                                                       0.00
                                     Principal Shortfall Carryover For Current Period                             0.00
                                     Ending Certificate Balance- Excluding Writedowns                     8,102,000.00
                                     Ending Pool Factor                                                          6.97%
                                     Principal Paid per $1000                                                     0.00
                                     Beginning Outstanding Writedown                                              0.00
                                     Current Writedown/Writeup                                                    0.00
                                     Ending Certificate Balance- Including Writedowns                     8,102,000.00
                                     Total Class Distribution                                                     0.00


     (E)   Total Certificate Balances
                                                                               Beg of Period             End of Period
           (i)  Aggregate Balance of Certificates                           $ 117,834,816.79          $ 116,228,238.77
           (ii) Total Certificate Pool Factor                                    67.1293406%               66.2140889%




VIII.DELINQUENCY INFORMATION
                                                                                  Percent of                Percent of
     Delinquent Receivables at End of Due Period :       Scheduled Balance      Pool Balance       Units   Total Units
           30-59 Days Delinquent                           $ 10,130,868.15             8.72%         259         8.35%
           60-89 Days Delinquent                            $ 7,123,198.25             6.13%         180         5.80%
           90 Days or More Delinquent                      $ 13,910,270.49            11.97%         349        11.25%
           Homes Repossessed or Foreclosed Upon             $ 3,716,740.36             3.20%          93         3.00%




IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)  Beginning Cumulative Repurchased Contracts since cutoff                                   $ 423,376.19
           (ii) Number of Contracts repurchased this period                                                          -
           (iii)Repurchase Price of Contracts this period                                                          $ -
           (iv) Ending Cumulative Repurchased Contracts since cutoff                                      $ 423,376.19

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)  Beginning Cumulative Repurchased Contracts since cutoff                                            $ -
           (ii) Number of Contracts repurchased this period                                                          -
           (iii)Repurchase Price of Contracts this period                                                          $ -
           (iv) Ending Cumulative Repurchased Contracts since cutoff                                               $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                   Units Scheduled Balance
                Beginning Repossession Inventory                                                      98 $ 3,920,645.24
                Repossessions Incurred                                                                29 $ 1,058,974.01
                Less Repurchase of Delinquent Loans                                                    0           $ -
                Less Repossessions Sold                                                               34 $ 1,262,878.89
                                                                                             --------------------------
                Ending Repossession Inventory                                                         93 $ 3,716,740.36

                Principal Balance of Repossessions Liquidated                                            $ 1,262,878.89
                Reimbursement of Servicer Advances on Liquidated Contracts                                  $ 15,011.42
                     Liquidation Proceeds Attributable to Principal                                        $ 225,284.10
                                                                                                         --------------
                          Principal Loss on Liquidation of Repo                                          $ 1,052,606.21
                Reimbursement to Servicer for Liquidation Expense                                           $ 51,638.93
                Recoveries for Previously Liquidated Contracts                                                 $ 588.00
                                                                                                         --------------
                Net Liquidation Loss (Realized Loss)                                                     $ 1,103,657.14

           Recoveries
                Liquidation Proceeds Attributable to Interest                                               $ 42,722.30
                Liquidation Proceeds Attributable to Principal                                             $ 225,284.10
                Recoveries for Previously Liquidated Contracts                                                 $ 588.00
                                                                                                         --------------
                Total Recoveries                                                                          $ 268,594.40
                Recovery Percentage of Principal Balance of Repossessions Liquidated                               21%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                           NO

                Where the Current Distribution Date of                                          11/15/02
                is greater than the Earliest Crossover Date of                               February 29, 2004
                                     And
                Subordinated Certificates Beginning Principal Balance of                   39,159,000.00
                plus the Current Overcollateralization Amount of                                    0.00
                divided by the Current Beginning Pool Principal Balance of                117,834,816.79
                                                                                             ------------
                Equals                                                                            33.23%
                                                                                             ------------
                                     And is greater than the:
                Subordinated Initital Certificates Percentage of                                  24.25%
                multiplied by the
                Percentage (as Percent of Initial Class Subordination Percentage)                   190%
                                                                                             ------------
                Equals                                                                            46.08%
                                                                                             ------------





           Principal Distribution Tests:                                        Actual Ratio  Test Ratio        Result

                                                                                 Over 60 Days Delinquent
                                                                           ------------------------------
                Current Mo                                                            21.29%
                1st Preceding Mo                                                      21.07%
                2nd Preceding Mo                                                      19.72%
                Average 60 Day Delinquency Ratio:                                     20.69%       5.00%          FAIL

                                                                                 Over 30 Days Delinquent
                                                                           ------------------------------
                Current Mo                                                            30.01%
                1st Preceding Mo                                                      31.20%
                2nd Preceding Mo                                                      28.56%
                Average 30 Day Delinquency Ratio:                                     29.92%       7.00%          FAIL





                                                                                                Net Liquidation Losses
                                                         Ending Pool Bal                              (Realized Losses)
                                                         --------------------------------------------------------------
                Current Mo                                  116,228,238.77                   1,103,657.14
                1st Preceding Mo                            117,834,816.79                     699,161.06
                2nd Preceding Mo                            119,067,341.81                   1,463,083.43
                                     ----------------------------------------------------------------------------------
                                     Total                  353,130,397.37                   3,265,901.63
                                     ----------------------------------------------------------------------------------
                                     Divided by                          3
                                     --------------------------------------
                                     Average                117,710,132.46


                Sum of last 3 months of Losses                                  3,265,901.63
                Divided by 3 month average of Pool Balance                    117,710,132.46
                Annualized  (multiply by 4)                                                4
                Current Realized Loss Ratio:                                          11.10%       2.75%          FAIL



                Beginning Cumulative Realized Losses                           30,259,371.15
                Net Liquidation Losses (Realized Losses)                        1,103,657.14
                                                                           ------------------
                Ending Cumulative Realized Losses                              31,363,028.29
                Divided by Initial Pool Principal Balance                     180,036,224.65
                Cumulative Realized Loss Ratio:                                       17.42%       7.00%          FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                        NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Vice President - Finance